UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (date of earliest event reported): September 6, 2005

HYPERION SOLUTIONS CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-26934 (Commission File Number)	77-0277772 (IRS Employer Identification Number)
5450 Great America Parkway
Santa Clara, California 95054
(Address of principal executive offices, including zip code)
(408) 744-9500
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
          (b)     On September 6, 2005, Hyperion Solutions Corporation (the “Company”) announced the planned retirement of its Chief Financial Officer (and principal financial officer), David Odell, effective upon a successor being in place.
                    On September 6, 2005, the Company issued a press release announcing Mr. Odell’s planned retirement. A copy of the press release is attached as Exhibit 99.1 to this current report.
Item 9.01 Financial Statements and Exhibits.
(c)     Exhibits
99.1 Press release of Hyperion Solutions Corporation dated September 6, 2005.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereinto duly authorized.

HYPERION SOLUTIONS CORPORATION
Date: September 6, 2005	By:	/s/ David Odell
		Name:	David Odell
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit
No.	Description
99.1	Press release of Hyperion Solutions Corporation dated September 6, 2005.